ROCKWOOD
1998 ANNUAL REPORT

Investment Objective
The Fund seeks long term capital appreciation.

Fund Management
Rockwood Advisers, Inc. is the Fund's Investment Manager. Thomas B. Winmill, the Fund's portfolio manager commencing May 1, 1998, is President and Chief Executive Officer of the Fund's Investment Manager and a member of its Investment Policy Committee.

Investment Strategy
The Fund seeks to achieve its objective by investing primarily in common stocks, which are selected on the basis of their potential for long term capital appreciation, and generally will include small capitalization companies which are expected to achieve above-average growth.

Shareholder Services

    o    Electronic Funds Transfers
    o    Automatic Investment Program
    o    Retirement Plans:
          Traditional  deductible IRA, Roth IRA, SEP-IRA,
          SIMPLE IRA, 403(b), and Education IRA.
Minimum Investments

    o    Regular Accounts, $1,000
    o    Traditional deductible IRA, Roth IRA, SEP-IRA,
          SIMPLE IRA, and 403(b), $1,000
    o    Education IRA, $500
    o    Automatic Investment Program, $100
    o    Subsequent Investments, $100

Account Access

1-888-ROCKWOOD
1-888-762-5966

Call toll-free for Fund performance, telephone purchases, and to obtain information concerning your account. Or, access the Fund on the Web at

www.rockwoodfund.com


For Shareholder Service
and Information

Use our new, free service giving you instant 24-hour access to your Fund investment. Call 1-888-503-VOICE (8642).

Rockwood Service and
Information OnLine

Check out our Web page for up-to-date account information, service, and more at http://www.rockwoodfund.com.

Prospectus and Applications

For a copy of the Rockwood prospectus and applications for regular and IRA accounts, plus an IRA transfer form and disclosure statement, by fax, or by regular or e-mail, dial 1-888-ROCKWOOD (and press 1) or visit www.rockwoodfund.com.

Market Information/Share Price

For closing market information and the Fund's current net asset value per share, dial 1-888-ROCKWOOD (and press 2).

Investment Strategy and Market Update

To hear the portfolio manager's report on Rockwood's current investment strategy and views on market conditions, dial 1-888-ROCKWOOD (and press 3).

Discount Brokers

Rockwood shares (ticker symbol ROCKX) are available through leading discount brokers, including Charles Schwab & Co., Fidelity Brokerage, Jack White & Co., and Bull & Bear Securities, Inc.



A WORD FROM THE ROCKWOOD PORTFOLIO MANAGER


                                                               November 30, 1998
Dear Fellow Shareholders:

     Concerns about a recession and a pick-up of inflation in the U.S. are proving to be unfounded, as new Government reports provide strong evidence that despite some slowing, the economy is still growing, and that inflation is clearly under control.

     Productivity of American nonfarm workers, for example, climbed at a 2.3% seasonally adjusted annual rate in the September quarter, the Labor Department reported, up from a 0.3% increase in the June quarter. This compares with an average gain of 1.8% over the past year. The department added that unit labor costs moved up only 1.7% for the September quarter versus a 3.7% gain in the second, seasonally adjusted in each case. These improvements are important because they provide room for wage increases without raising prices.

     The Labor Department also reported that inflation as measured by the Consumer Price Index rose a slim 0.2% in October, and a mild 1.5% over the past 12 months. With respect to consumers, the Commerce Department reports retail sales jumped a better-than-expected 1% in October, a solid rebound from a weak 0.3% gain in September. In addition, the well regarded University of Michigan Survey Research Center's study of consumer sentiment indicates a renewed confidence in the economy.

     These signs of rising efficiency, modest inflation and upbeat consumers bode well for the continued growth of the economy as we move into the ninth straight year of expansion. We also can see an important degree of stability and overall improvement in the Pacific rim and in many of the other emerging nations, with assistance from developed countries and the IMF. In addition, the Federal Reserve interest rate cuts have contributed importantly to stability and subsequent improvement in world securities markets.

     As noted in the Fund's Semi-Annual report, commencing May 1, 1998, the beginning of the second half of the Fund's fiscal year, I have been the Fund's Portfolio Manager. In the six month period ending October 31, 1998, it is a pleasure to report that the Fund, in a very difficult and volatile stock market, performed better than the Morningstar Small Company Growth Fund category, negative 22.00% versus negative 22.93%, and was just slightly behind the negative 21.21% result of the Russell 2000, an unmanaged, fully invested small company index. For the 12 months, and reflecting the substantial underperformance in the first half, the Fund showed a negative 31.29% result versus a negative 15.5% for the Morningstar category and negative 11.87% for the Russell 2000.

     In view of the favorable economic background, we believe this is an attractive time to add to your investment. In terms of seeking to achieve your long range financial goals, we especially favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Rockwood Bank Transfer Plan, Rockwood Salary Investing Plan, and/or the Rockwood Government Direct Deposit Plan.

     To receive information on any of these plans, or the Rockwood No-Fee IRA, please call toll-free 1-888- Rockwood (1-888-762-5966) and an Investor Service Representative will be glad to assist you, as always with no obligation on your part.


Sincerely,

Thomas B. Winmill
Portfolio Manager

ROCKWOOD FUND, INC.
Schedule of Portfolio Investments
October 31, 1998

       Shares                                                       Market Value
       COMMON STOCKS (77.0%)

                AIR-CONDITIONING & WARM AIR HEATING EQUIPMENT
                  & COMMERCIAL & INDUSTRIAL REFRIGERATION EQUIPMENT (1.5%)
       660      Engineered Support Systems, Inc.                      $  9,405


                BOLTS, NUTS, SCREWS, RIVETS & WASHERS (1.5%)
       200      Federal Screw Works                                      9,200

                CANNED, FROZEN & PRESERVED FRUIT, VEGETABLES &
                  FOOD SPECIALTIES(1.0%)
     1,060      Vacu-Dry Co.                                             6,492

                CONSTRUCTION MACHINERY & EQUIPMENT (2.4%)
     1,200      Gencor Industries, Inc.                                 15,300

                CONVERTED PAPER & PAPERBOARD PRODUCTS (1.7%)
     2,580      Disc Graphics, Inc. *                                   10,562

                ELECTRIC LIGHTING & WIRING EQUIPMENT (3.7%)
     1,025      Chase Corp.                                             13,581
       500      The Genlyte Group Inc.*                                  9,906
                                                                        23,487
                ELECTRONIC COMPONENTS & ACCESSORIES (2.3%)
       500      CTSCorp.                                                14,813

                FOOTWEAR (1.9%)
       500      K-Swiss Inc. Class A                                    12,250

                GASKETS, PACKAGING & SEALING DEVICES & RUBBER &
                  PLASTIC HOSES (1.5%)
       500      Wynn's International, Inc.                               9,406

                GENERAL INDUSTRIAL MACHINERY &EQUIPMENT(1.2%)
       855      Farr Company                                             7,802

                MEN'S & BOYS' FURNISHINGS, WORK CLOTHING &
                  ALLIED GARMENTS (.9%)
       480      Supreme International Corp.*                             5,640

                MISCELLANEOUS CHEMICAL PRODUCTS (1.4%)
     1,760      Arrow-Magnolia International, Inc.*                      9,020

                MOTOR VEHICLE PARTS & ACCESSORIES (1.4%)
       700      Valley Forge Corp.                                       9,144

                MOTORS & GENERATORS (.9%)
       410      Axsys Technologies, Inc.*                               5,432

                OPERATIVE BUILDERS (1.9%)
     16,000     Calton, Inc.*                                           12,000

                PAPERBOARD CONTAINERS & BOXES (2.0%)
      1,350     Astronics Corp.*                                        12,825

                PLASTICS PRODUCTS (1.3%)
       770      Summa Industries Inc.*                                   8,374

                PREFABRICATED METAL BUILDINGS & COMPONENTS (1.2%)
     1,060      Miller Building Systems, Inc.                            7,420

                PRINTED CIRCUIT BOARDS (1.9%)
       500      Benchmark Electronics, Inc.*                            11,781

                PUBLIC BUILDING & RELATED FURNITURE (1.6%)
       500      Virco Manufacturing Corp.                                9,875

                RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT (1.7%)
     1,190      Comtech Telecommunications Corp.*                       10,561

                RETAIL - APPAREL & ACCESSORY STORES (1.1%)
       670      S&K Famous Brands, Inc.*                                6,867

                RETAIL - EATING PLACES (6.9%)
     1,570      Eateries, Inc.*                                          8,978
     1,900      Elmer's Restaurants, Inc.*                               7,600
     1,000      ELXSICorp.*                                             10,125
       960      Flanigan's Enterprises, Inc.*                            8,610
       510      Garden Fresh Restaurant Corp.*                           8,192
                                                                        43,505

                RETAIL - GROCERY STORES (4.9%)
       500      Schultz Sav-O Stores, Inc.                               8,000
       630      Seaway Food Town, Inc.                                  10,316
       820      Village Super Market, Inc.Class A                       12,300
                                                                        30,616

                RETAIL - MISCELLANEOUS RETAIL (2.2%)
       910      EZCORP, Inc.Class A                                      8,418
       500      Grow Biz International, Inc.*                            5,844
                                                                        14,261

                SAUSAGE, OTHER PREPARED MEAT PRODUCTS (1.1%)
     2,220      Provena Foods, Inc.                                      6,938

                SAVINGS INSTITUTIONS, NOT FEDERALLYCHARTERED (1.2%)
       380      People's Bancshares, Inc.                                7,766

                SAVINGS INSTITUTIONS, FEDERALLY CHARTERED (1.1%)
     3,890      Security Investments Group, Inc.*                        7,051

                SECURITY BROKERS, DEALERS & FLOTATION COMPANIES (2.0%)
       890      JWGenesis Financial Corp.*                               6,230
       620      Stifel Financial Corp.                                   6,239
                                                                        12,469

                SERVICES - COMPUTER RENTAL & LEASING (1.4%)
       545      Amplicon, Inc.                                           8,720

                SERVICES - ENGINEERING SERVICES (2.3%)
       460      Analysis &Technology, Inc.                               7,533
     1,390    STVGroup, Inc.*                                            6,776
                                                                        14,309
                SERVICES - EQUIPMENT RENTAL & LEASING (1.2%)
     1,570      The Cronos Group*                                        7,850

                STEEL PIPE & TUBES (1.2%)
     1,180      Webco Industries, Inc.*                                  7,375

                SUGAR & CONFECTIONERY PRODUCTS (1.6%)
     5,500      Lincoln Snacks Company*                                  9,797

                TRUCKING (1.7%)
       900      Transport Corporation of America, Inc.*                 10,856

                WATER TRANSPORTATION (2.0%)
     1,800      Commodore Holdings Ltd.*                                12,656

                WHOLESALE - COMPUTER & PERIPHERAL EQUIPMENT &
                  SOFTWARE (3.6%)
     1,380      ATECGroup, Inc.*                                        11,256
     2,500      Capital Associates, Inc.*                               11,250
                                                                        22,506
                WHOLESALE - GROCERIES & RELATED PRODUCTS (1.1%)
     1,440      Pizza Inn, Inc.                                          6,840

                WHOLESALE - MISCELLANEOUS NONDURABLE GOODS (1.5%)
       560      Advanced Marketing Services, Inc.                        9,520

                WHOLESALE - MOTOR VEHICLE SUPPLIES & NEW PARTS (1.5%)
       500      Keystone Automotive Industries, Inc.*                    9,344

                WHOLESALE - PROFESSIONAL & COMMERICAL
                  EQUIPMENT &SUPPLIES (1.2%)
       440      Miami Computer Supply Corp.*                             7,796

                WOOD HOUSEHOLD FURNITURE (1.3%)
       440      Stanley Furniture Company, Inc.*                         8,250

                Total Common Stocks (cost: $) (77.0%)                  486,082


Par Value
                SHORT TERM INVESTMENTS (23.0%)
   $145,281     State Street Bank and Trust Repurchase Agreement,
                 October 30, 1998, due November 2, 1998 (collateralized
                 by $145,000 U.S. Treasury Note 6.375%,
                 4/30/99 proceeds $150,956)                            145,281

                TOTAL INVESTMENTS (COST: $) (100%)                    $631,363

                * Indicates non-income producing security.

                         See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statement of Assets and Liabilities
October 31, 1998


ASSETS:
      Investments at market value (cost: $732,794)(note 1)              $631,363
      Receivables:
         Dividends and interest                                              330
      Other assets                                                           125
             TOTAL ASSETS                                                631,818

LIABILITIES:
      Due to Advisor                                                       5,201
      Accrued expenses                                                    13,723

             TOTAL LIABILITIES                                            18,924

NET ASSETS:
      (applicable to 39,116 outstanding shares: 1,000,000,000
      shares of $.01 par value authorized)                              $612,894


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($612,894 / 39,116)                                                       $15.67


At October 31, 1998, net assets consisted of:
      Paid-in capital                                                  $648,358
      Accumulated net realized gain on investments                       65,967
      Net unrealized depreciation on investments                       (101,431)
                                                                       $612,894

                         See accompanying notes to financial statements.


ROCKWOOD FUND, INC.
Statement of Operations
Year Ended October 31, 1998


INVESTMENT INCOME:
      Dividends                                                        $  4,035
      Interest                                                            2,327
         Total investment income                                          6,362

EXPENSES:
      Transfer agent                                                     26,799
      Registration (note 3)                                              19,212
      Professional (note 3)                                              12,178
      Printing                                                           11,718
      Shareholder administration (note 3)                                10,949
      Investment management (note 3)                                     10,762
      Custodian                                                           3,257
      Distribution (note 3)                                               2,691
      Directors                                                             914
      Other                                                               1,144
         Total expenses                                                  99,624
         Expenses reimbursed (note 3)                                   (77,131)
         Fee reductions (note 4)                                         (1,313)
         Net expenses                                                    21,180
         Net investment loss                                            (14,818)


REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
      Net realized gain from security transactions                      66,114
      Unrealized depreciation of investments during the period         (473,290)
      Net realized and unrealized loss on investments                  (407,176)
      Net decrease in net assets resulting from operations            $(421,994)


                         See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statements of Changes in Net Assets
For the years ended October 31,


                                                                         1998          1997
OPERATIONS:
      Net investment loss                                           $  (14,818)   $  (36,833)
      Net realized gain from security transactions                      66,114       153,338
      Unrealized appreciation (depreciation) of
         investments during the period                                (473,290)      225,439
      Net increase (decrease) in net assets
         resulting from operations                                    (421,994)      341,944
DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from capital gains ($1.80 and
         $4.90 per share, respectively)                               (116,177)     (246,186)
CAPITAL SHARE TRANSACTIONS:
      Increase (decrease) in net assets resulting
         from capital share transactions (a)                          (619,870)      475,587
      Total change in net assets                                    (1,158,041)      571,345
NET ASSETS:
      Beginning of year                                              1,770,935     1,199,590
      End of year                                                     $612,894    $1,770,935

(a)  Transactions in capital shares were as follows:
                                                       1998                     1997
                                                Shares     Value          Shares    Value
Shares sold                                      7,020    $142,169        24,462   $567,430
Shares issued in reinvestment of distributions   5,973     116,053        12,073    245,800
Shares redeemed                                (44,937)   (878,092)      (14,965)  (337,643)
Net increase (decrease)                        (31,944)  $(619,870)       21,570   $475,587

                         See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing, depending on the assessment of economic and market factors, in equity securities, securities convertible into common stocks, and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $732,794, gross unrealized appreciation and gross unrealized depreciation were $9,437 and $110,868 , respectively at October 31, 1998.

(3) The Fund retains Rockwood Advisers, Inc. (the "Investment Manager") as its Investment Manager. Under the Investment Management Agreement, dated February 28, 1997, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Voluntary reimbursement for the year ended October 31, 1998 was $77,131. Pursuant to the Investment Management Agreement, the Investment Manager retained Aspen Securities and Advisory, Inc. (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, which terminated March 1, 1998, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among equities and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended October 31, 1998, the Fund paid $1,885 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $465 for providing certain administrative and accounting services at cost for the year ended October 31, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $10,949 for shareholder administration services which it provided to the Fund at cost for the year ended October 31, 1998.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $2,291,841 and $3,177,028, respectively. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ended October 31, 1998, the Fund's custodian fees were reduced by $1,313 under such arrangements.

(5) The Fund has a committed bank line of credit. At October 31, 1998, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the year ended October 31, 1998, the weighted average interest rate was 6.28% based on the balance outstanding and the weighted average amount outstanding was $20,978.

FINANCIAL HIGHLIGHTS

                                                                     Years Ended October 31,
PER SHARE DATA*                                                1998           1997           1996           1995            1994
   Net asset value at beginning of period                 $   24.92      $   24.24      $   18.73      $   16.61       $   16.32
   Income from investment operations:
   Net investment loss                                         (.25)          (.59)          (.56)          (.31)           (.22)
   Net realized and unrealized gain (loss)
      on investments                                          (7.20)          6.17           6.07           2.43             .51
         Total from investment operations(7.45)                5.58           5.51           2.12            .29
   Less distributions:
      Distributions from net realized gain
      on investments                                          (1.80)         (4.90)          --             --              --
         Total distributions                                  (1.80)         (4.90)          --             --              --
   Net asset value at end of period                       $   15.67      $   24.92      $   24.24      $   18.73       $   16.61
   ---------------------------------------------------------------------------------------------------------------------------------
   TOTAL RETURN                                              (31.29)%        27.55%         29.42%         12.76%           1.78%
   ---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period (000's)                    $     613      $    1,771      $   1,200       $   774       $    714
   ---------------------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets(a)(b)               2.09%          2.81%          2.55%          2.30%           2.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to average
     net assets (c)                                           (1.38)%          (2.65%)      (2.23%)        (1.77%)         (1.38%)
   ---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                   207.02%           44.00%       42.48%         30.04%          18.26%
   ---------------------------------------------------------------------------------------------------------------------------------
   Average commission per share                           $     .0558    $     .0454 $        .0562
   ---------------------------------------------------------------------------------------------------------------------------------

* Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the manager was 9.27%, 10.47%, 4.44%, 3.00%, and 2.82%. for the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(b) Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years.
(c) Ratio prior to reimbursement by the manager was (8.56%), (10.31%), (4.12%), (2.47%), and (2.20%) for the years ended October 31, 1998, 1997, 1996,
     1995, and 1994, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
Rockwood Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Rockwood Fund, Inc. (formerly "The Rockwood Growth Fund, Inc.") including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Rockwood Fund, Inc. as of and for the year ended October 31, 1995, were audited by other auditors whose report dated December 13, 1995, expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rockwood Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 23, 1998



Growth of $10,000 Investments
November 1, 1988 through October 31, 1998

                                                                  Average Annual
Fund/Index      Final Value                      Total Return         Return

Rockwood        $17,101                              71.01%             5.51%
Russell 2000    $30,301                             203.01%            11.72%



The Russell 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities and options. The $10,000 Performance Graphs are from November 1, 1988 through October 31, 1998 and results in each case reflect reinvestment of dividends and distributions. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

Average annual total return for the periods ended 10/31/98 for one year was -31.29%, for the past five years was +5.40%, and for the past ten years was +5.51%.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.